SUPPLEMENT DATED JULY 15, 2025 TO

THE FOLLOWING PROSPECTUS

GUGGENHEIM DEFINED PORTFOLIOS, SERIES 2489

DATED May 19, 2025

abrdn Medical Science Innovation Portfolio, Series 10

File No. 333-286136

Notwithstanding anything to the contrary in the Prospectus, on July 15, 2025, shares of Blueprint Medicines Corporation (ticker: BPMC) were removed from the above listed Trust’s portfolio for certain reasons set forth under “Changing Your Portfolio” in the Prospectus.

The number of shares of the remaining securities held by the Trust and the percentage of the portfolio those shares represent may fluctuate as additional units are created, the value of the securities fluctuates and as the Trust sells shares of the securities to meet redemptions, pay expenses and in other extraordinary circumstances. Please see your Trust’s Prospectus for additional information.

Please keep for future reference.